UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2018

Social Life Network, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-222709	46-0495298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8100 E. Union Ave., Suite 1809
Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Social Life Network, Inc. referred to herein as “we”, “us” or “our” or “Social Life”.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2018, Ken S Tapp resigned as our Chief Financial Officer/Chief Accounting Officer. Ken S. Tapp’s resignation was not in connection with any disagreement with our management regarding our operations, policies or practices. Our Board of Directors (the “Board”) accepted Ken S Tapp’s resignation as our Chief Financial Officer/Chief Accounting Officer.

On October 27, 2018, our Board unanimously voted and approved of: (a) accepting the resignation of Ken S. Tapp as our Chief Financial Officer/Chief Accounting Officer; (b) immediately following the resignation of Ken S. Tapp referenced in (a), Mark DiSiena being appointed as our Chief Financial Officer/Chief Accounting Officer

We will be issuing a press release on October 29, 2018 following the filing of this Form 8-K announcing the appointment of Mark DiSiena as our Chief Financial Officer/Chief Accounting Officer.

Biography of Chief Financial Officer Mark DiSiena

Effective as of October 27, 2018,  Mark DiSiena was appointed as our Chief Financial Officer.  As our Chief Financial Officer, Mark DiSiena is our Principal Financial Officer and our Principal Accounting officer. Prior to joining Social Life, Mark DiSiena was most recently an ERP, strategy, and finance consultant at Cresset Advisors from January 2016 to October 2018. Previously, he served in related leadership roles, including Chief Financial Officer of Cherokee, Inc (NASDAQ: CHKE) from November 2010 to March 2013 and Chief Financial Officer at 4Medica, a privately-held software company, between March 2004 to November 2008. He was an Account Executive at Oracle.-NetSuite from January 2014 to December 2015.  Mark. DiSiena has held senior management positions at Louis Vuitton Moet Hennessy from 1999 to 2000 and at Lucent Technologies from 1995 to 1999.   He has consulted at various companies, including Cetera Financial Group, Countrywide Bank, American Apparel, DreamWorks, HauteLook, and Social Life since August 2018.  He began his career as an auditor at the public accounting firm of Coopers & Lybrand, from 1988 to 1990. Mark  DiSiena holds a B.S. in Accounting from New York University Undergraduate School of Business, a J.D. from Vanderbilt University School of Law, and an M.B.A. from Stanford University Graduate School of Business. Mark  DiSiena is a Licensed Attorney in New York and a Certified Public Accountant licensed in California.

ITEM 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 29, 2018

SIGNAURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 29, 2018

Social Life Network, Inc. .

By:	/s/ Ken Tapp
Ken Tapp,
Chief Executive Officer

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